Accounts Payable and Accrued Expenses	12 Months Ended
Dec. 31, 2019
Payables and Accruals [Abstract]
Accounts Payable and Accrued Liabilities Disclosure
Accounts Payable and Accrued Expenses
Accounts payable and accrued expenses consist of the following:

	As of
(in thousands)	December 31, 2019	December 31, 2018
Accounts payable	$4,984	$4,948
Accrued operating	36,177	1,705
Accrued administrative	7,585	7,323
Accounts payable and accrued expenses	$48,746	$13,976

Accounts payable primarily consists of obligations to suppliers arising in the normal course of business. Accrued operating relates to obligations arising from operation of the Company’s owned, finance leased and chartered-in vessels (see Note 6, “Leases” for additional information), such as operating costs. Accrued administrative relates to obligations that are corporate or financing in nature, such as payroll, professional fees, interest and commitment fees.